Advances from Federal Home Loan Bank - Scheduled Maturities of FHLB Advances (Detail) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Federal Home Loan Bank, Advances [Line Items]
2017, Fixed rate	$ 5,000
2018, Fixed rate	6,000
Total, Fixed rate	$ 11,000
2017, Average cost	0.88%
2018, Average cost	1.18%
Weighted Average [Member]
Federal Home Loan Bank, Advances [Line Items]
Average cost	1.04%	2.19%